UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2005

HICKORY TECH CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

221 East Hickory Street, P.O. Box 3248, Mankato, MN		56002-3248
(Address of principal executive offices)		(Zip Code)

(800) 326-5789
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On February 16, 2005, the Board of Directors of Hickory Tech Corporation approved the HickoryTech Corporation 2005 Directors’ Incentive Plan, subject to shareholder approval.  On May 9, 2005, the HickoryTech shareholders approved the Directors’ Incentive Plan.  A copy of the HickoryTech Corporation 2005 Directors’ Incentive Plan is filed as Exhibit 10(s) to this report and is hereby incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)	Exhibits.

	10(s)	HickoryTech Corporation 2005 Directors’ Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 12, 2005

HICKORY TECH CORPORATION

By:	/s/ John E. Duffy
Name: John E. Duffy
Title: Chief Executive Officer

By:	/s/ David A. Christensen
Name: David A. Christensen
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10(s)	HickoryTech Corporation 2005 Directors’ Incentive Plan